                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)


                                 March 31, 1994


                        OCTEL COMMUNICATIONS CORPORATION
       _________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
        ----------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                         0-16588                                                 77-0029449
    --------------------------------------------------       --------------------------------------------------
                  (Commission File No.)                             (IRS Employer Identification Number)

                                890 Tasman Drive
                        Milpitas, California 95035-7439
         ______________________________________________________________
                    (Address of Principal Executive Offices)


                                 (408) 321-2000
        ________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)

Item 1.  Changes in Control of Registrant.

            Not applicable.

Item 2.  Acquisition or Disposition of Assets.

            On March 31, 1994, pursuant to an Agreement and Plan of Reorganization dated January 29, 1994 (the "Reorganization Agreement"), among the Registrant, Octel Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant ("Sub"), and VMX, Inc., a Delaware corporation ("VMX"), and a related Agreement of Merger dated March 31, 1994 (the "Merger Agreement") between Sub and VMX, Sub was merged with and into VMX and VMX, as the surviving corporation, became a wholly owned subsidiary of the Registrant (the "Merger"). The Registrant designs, manufactures and markets voice information processing systems that use the touch-tone telephone as the terminal and the fax machine as the printer. These multi-functional, specialized computers and personal computer-based systems allow users to access, manage and integrate multiple forms of information -- voice, information and data -- across the worldwide telephone network in a single call from any touch-tone telephone in the world. VMX designs, manufactures and markets customer premise equipment applications using a broad range of voice processing systems and software products that permit the creation of communication solutions specifically designed to each particular organization's requirements.

            As a result of the Merger, each outstanding share of VMX Common Stock was exchanged for 0.2 shares of Registrant's Common Stock. The outstanding VMX Common Stock was exchanged for an aggregate of 6,371,950 shares of the Registrant's Common Stock, including shares reserved for issuance upon exercise of options to purchase VMX Common Stock assumed by Registrant.

            The ratio at which VMX Common Stock was exchanged for Registrant Common Stock was determined pursuant to a formula set forth in the Reorganization Agreement and the Merger Agreement. The formula was agreed upon in arms' length negotiation of the terms of the Merger and took into account various factors concerning the relative valuations of the Registrant and VMX. The Registrant received an opinion from its financial advisor that the Merger was fair to the Registrant from a financial point of view.

            Pursuant to the Reorganization Agreement, the Registrant agreed to assume all options to purchase VMX Common Stock outstanding at the effective time of the Merger, subject to the provision that the options so assumed would become options to purchase Common Stock of the Registrant, with appropriate adjustments to the number of shares and exercise price of each instrument to reflect the ratio at which VMX Common Stock was converted into the Registrant's Common Stock. As a result of the Merger, the Registrant has assumed options which represent the right to purchase 940,265 shares of Common Stock of the Registrant.

            The Merger constitutes a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be treated by the Registrant as a "pooling of interests" for accounting purposes.

            Each stockholder of VMX who was an affiliate of VMX and each affiliate of the Registrant agreed to certain restrictions on transfer with respect to the shares of Common Stock of the Registrant acquired by such stockholder in the Merger or owned by such stockholder prior to the Merger. In addition, certain officers and key employees of VMX have entered into employment agreements with the Registrant.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.


Item 5.  Other Events.

         Not applicable.


Item 6.  Resignations of Registrant's Directors.

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)    Financial Statements of Businesses Acquired.

                   (i) The audited consolidated balance sheets of VMX as of June 30, 1993 and 1992 and the audited consolidated statements of operations, stockholder's equity and cash flows of VMX for the fiscal years ended June 30, 1993, 1992 and 1991 are hereby incorporated by reference from VMX's June 30, 1993 annual report on Form 10-K.


                   (ii) The unaudited consolidated balance sheet of VMX as of December 31, 1993 and 1992 and the unaudited consolidated statements of operations and cash flows for the three and six month periods ended December 31, 1993 and 1992 are hereby incorporated by reference from VMX's December 31, 1993 quarterly report on Form 10-Q.

            (b)    Pro Forma Financial Information

                   The pro forma financial information required by this item is hereby incorporated by reference to the Registrant's Amendment No. 1 to its Registration Statement on Form S-4 (No. 33-52313), declared effective on March 1, 1994.

            (c)    Exhibits

                   2.1(1) Agreement and Plan of Reorganization between Octel Communications Corporation, Octel Acquisition Corporation and VMX, Inc., dated January 29, 1994, together with all exhibits thereto

                   4.1(2)    VMX, Inc./OPCOM 1982 Incentive Stock Option Plan

                   4.2(2)    VMX, Inc. 1983 Stock Option Plan

                   4.3(2)    VMX, Inc. 1986 Stock Option Plan

                   4.4(2)    VMX, Inc. 1989 Stock Option Plan

                   23.1      Consent of KPMG Peat Marwick


                   (1) Incorporated by reference to the Registrant's Amendment No. 1 to its Registration Statement on Form S-4 (No. 33-52313), declared effective on March 1, 1994.
                   (2) Incorporated by reference to the Registrant's Registration Statement on Form S-8
                             (No. 33-52975), filed on April 5, 1994.

Item 8.  Change in Fiscal Year.

         Not applicable.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 OCTEL COMMUNICATIONS CORPORATION


                                 By:   /s/ Gary A. Wetsel
                                 Gary A. Wetsel, Executive Vice President and
                                 Chief Financial Officer

                                 Date:  April 7, 1994





CFB04G.R1(5P3)
04/05/94                                                               -5-

                               INDEX TO EXHIBITS



        Exhibit
        Number                                           Description
   ----------------     ----------------------------------------------------------------------------

              2.1(1)   Agreement and Plan of Reorganization between Octel Communications Corporation,
                       Octel Acquisition Corporation and VMX, Inc., dated January 29, 1994, together with all exhibits thereto
              4.1(2)   VMX, Inc./OPCOM 1982 Incentive Stock Option Plan

              4.2(2)   VMX, Inc. 1983 Stock Option Plan

              4.3(2)   VMX, Inc. 1986 Stock Option Plan
              4.4(2)   VMX, Inc. 1989 Stock Option Plan

             23.1      Consent of KPMG Peat Marwick


(1) Incorporated by reference to the Registrant's Amendment No. 1 to its Registration Statement on Form S-4, No. 33-52313, declared effective on March 1, 1994.
(2) Incorporated by reference to the Registrant's Registration Statement on Form S-8 (No. 33-52975) filed on April 5, 1994.





CFB04G.R1(5P3)
04/05/94